Investment Strategy - Vanguard Growth and Income Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an active management approach, investing in a broadly diversified group of stocks that, as a whole, have investment characteristics similar to those of the S&P 500 Index (which is primarily composed of large-capitalization U.S. stocks) but are expected to provide a higher total return than that of the S&P 500 Index. At least 65% (and typically more than 90%) of the Fund’s assets will be invested in stocks that are included in the S&P 500 Index. Most of the stocks held by the Fund provide dividend income as well as the potential for capital appreciation. The Fund has multiple advisors, each of which independently selects and maintains a portfolio of stocks for the Fund.